                                                                    Exhibit 3.01


                            BROOKE CREDIT CORPORATION

                                       and

            THE FIRST NATIONAL BANK AND TRUST PHILLIPSBURG, KS 67661

                                                  Trustee,

                          -----------------------------

                                    INDENTURE

                            Dated as of July 31, 1997

                          -----------------------------

                                      Bonds

                       Initial Series, 1997A; 1997B; 1997C

                                TABLE OF CONTENTS


                                                                                                               PAGE

PARTIES

         Form of Bonds
         Form of Trustee's Certificate
         Form of Reverse Side of Subordinated Bond

                                   ARTICLE ONE

                                   DEFINITIONS

1.01.    Definitions of Certain Terms............................................................................5
1.02.    Definitions of Other Terms..............................................................................8
1.03.    Compliance Certificates and Opinions....................................................................8

                                  ARTICLE TWO.

          FORM, EXECUTION, DELIVERY, REGISTRATION AND EXCHANGE OF BONDS

2.01.    Execution of Bonds......................................................................................8
2.02.    Authentication: Denominations...........................................................................9
2.03.    Principal Amount of Bonds Unlimited; No Preference as Between Bonds.....................................9
2.04.    Registration, Exchange, and Transfer; Who Treated as Owners.............................................9
2.05.    No Gain or Loss in Interest............................................................................10
2.06.    Mutilated, Lost, Stolen or Destroyed Bonds.............................................................10
2.07.    Intentionally left blank...............................................................................10
2.08.    Issuance of Additional Bonds...........................................................................10

                                  ARTICLE THREE

(INTENTIONALLY LEFT BLANK)......................................................................................11

                                  ARTICLE FOUR

             COVENANTS OF THE COMPANY AND GRANT OF SECURITY INTEREST

4.01.    To Pay Principal and Interest on Bonds.................................................................11
4.02.    Restrictions on Dividends and Redemption of Stock......................................................11
4.03.    Presentation of Bonds..................................................................................11
4.04.    Grant of Security Interest.............................................................................11
4.05.    Not to Extend Time of Payment of Interest..............................................................11
4.06.    Further Assurance......................................................................................12
4.07.    Certificates to Trustee................................................................................12
4.08.    All Funds Held in Trust................................................................................12


                                  ARTICLE FIVE

                            REDEMPTION BY THE COMPANY

5.01.    Redemption of Bonds....................................................................................12
5.02.    When Interest Ceases on Bonds..........................................................................12

                                   Article Six

INTENTIONALLY LEFT BLANK........................................................................................13

                                  ARTICLE SEVEN

          BONDHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

7.01.    Company to Furnish Trustee Information as to Names and Addresses of Bondholders........................13
7.02.    Preservation...........................................................................................13
7.03.    Reports to be Filed by Company.........................................................................14

                                  ARTICLE EIGHT

                 REMEDIES OF TRUSTEE AND BONDHOLDERS ON DEFAULT

8.01.    Events of Default......................................................................................15
8.02.    Rights of Trustee......................................................................................16
8.03.    Application of Moneys Collected by Trustee.............................................................17
8.04.    Further Remedies of Trustee on Default.................................................................17
8.05.    Restoration of Rights on Abandonment of Proceedings....................................................18
8.06.    Limitation on Suits by Bondholders.....................................................................18
8.07.    Unconditional Rights of Bondholders to Sue for Principal and Interest When Due on Notes................18
8.08.    Holders of Majority in Amount of Bonds Outstanding May Direct Proceedings by Trustee and Waive
         Certain Defaults.......................................................................................18
8.09.    Trustee to Give Notice of Default but may Withhold Under Certain Circumstances.........................19
8.10.    Powers and Remedies Given Trustee and Bondholders Cumulative...........................................19
8.11.    Right of Court to Require Filing of Undertaking to Pay Costs...........................................19

                                  ARTICLE NINE

                             CONCERNING THE TRUSTEE

9.01.    Duties of Trustee Prior to and After Default...........................................................19
9.02.    Certain Rights of Trustee..............................................................................20
9.03.    Trustee Not Responsible for Recitals Hereof Nor Accountable for Application of Proceeds on Bonds.......21
9.04.    Trustee May Become Owner or Pledgee of Bonds...........................................................21
9.05.    Moneys Held by Trustee Constitute Trust Funds..........................................................21


9.06.    Compensation and Reimbursement of Trustee: Lien on Funds Held..........................................22
9.07.    Certificates of Proof..................................................................................22
9.08.    Conflicting Interest of Trustee........................................................................22
9.09.    Eligibility of Trustee.................................................................................26
9.10.    Resignation and Removal of Trustee and Appointment of Successor. (a) The trustee may at any time resign by giving written notice to the Company....................................................26
9.11.    Acceptance of Trust by Successor Trustee...............................................................27
9.12.    Corporation Into Which Trustee Merged, Converted or Consolidated to be Successor Trustee...............28
9.13.    If Trustee as a Creditor of the Company Improves Its Creditor Position Within Four Months Prior
         to Default or Thereafter It Shall Account to and Share with Bondholders................................28
9.14.    Trustee to Advise Company of Notice, Presentation or Demand............................................31

                                   ARTICLE TEN

                           CONCERNING THE BONDHOLDERS

10.01.   Evidence of Action Taken by Bondholders................................................................31
10.02.   Proof of Execution of Demands and Other Instruments and of Holding of Bonds............................31
10.03.   Registered Holder of Registered Bond may be Treated as Owner...........................................32
10.04.   Bonds Owned by Company Deemed not Outstanding..........................................................32
10.05.   Right of Revocation of Action Taken....................................................................32

                                 ARTICLE ELEVEN

                              BONDHOLDERS' MEETING

11.01.   Purposes for Which Bondholders' Meetings May Be Called.................................................32
11.02.   Call of Meetings by Trustee............................................................................33
11.03.   Rights of Company and Holders of Bonds to Call Meeting.................................................33
11.04.   Persons Entitled to Vote at Meetings...................................................................33
11.05.   Provisions for Determining Voting Rights and Conduct of Meetings: Adjournment of Meeting...............33
11.06.   Requirements for Counting Vote and Recording Action of Meeting.........................................34
11.07.   Call of Meeting not to affect Rights of Trustee or Bondholders.........................................34

                                 ARTICLE TWELVE

                             SUPPLEMENTAL INDENTURES

12.01.   Purposes for Which Supplemental Indentures may be Executed Without Consent of Bondholders..............34
12.02.   Modification of Indenture by Supplemental Indenture Executed with Consent of Bondholders...............35
12.03.   Notation on Bonds in Respect of Supplemental Indentures................................................36


                                ARTICLE THIRTEEN

                         CONSOLIDATION, MERGER AND SALE

13.01.   Consolidation, Merger, Sale and Lease by Company Permitted Under Certain Circumstances,
         Assumption of Bonds and Indenture by Successor Corporation.............................................36
13.02.   Opinion of Counsel to be Given to Trustee..............................................................36

                                ARTICLE FOURTEEN

            SATISFACTION AND DISCHARGE OF INDENTURE: UNCLAIMED MONEYS

14.01.   Satisfaction and Discharge of Indenture................................................................37
14.02.   Application by Trustee of Funds Deposited for Payment of Bonds.........................................37
14.03.   Repayment of Moneys Held by Paying Agent...............................................................37
14.04.   Return of Moneys Held by Trustee and Unclaimed after Six Years.........................................37

                                 ARTICLE FIFTEEN

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, DIRECTORS AND OFFICERS

15.01.   Personal Immunity from Liability of Incorporators, Stockholders, Directors and Officers................37

                                 ARTICLE SIXTEEN

                            MISCELLANEOUS PROVISIONS

16.01.   Benefits of Indenture Restricted to Parties and Holders of Bonds.......................................38
16.02.   Notices and Demands on Company and on Trustee..........................................................38
16.03.   Default Waived as Permitted by Indenture Deemed to have been Cured.....................................38
16.04.   Conflict of any Provision of Indenture with Trust Indenture Act of 1939................................38
16.05.   Time for Certain Payments and Conversions Extended if Nominal Date is a Sunday.........................38
16.06.   Laws of Kansas to Govern...............................................................................38
16.07.   Officers' Certificates and Opinions of Counsel to be Furnished.........................................38
16.08.   Counterparts; Acceptance of Trust by Trustee...........................................................39


         TESTIMONIUM

*This Table of Contents shall not be deemed to be any part of the Indenture

         THIS INDENTURE, dated as of July 31, 1997, between Brooke Credit Corporation, a corporation duly organized and existing under the laws of the State of Kansas (hereinafter called the "Company"), having its principal offices in Phillipsburg, Kansas, party of the first part, and First National Bank and Trust of Phillipsburg, a national banking association having its principal corporate trust office at 225 State Street, Phillipsburg, Kansas 67661, authorized to accept and execute trusts, (hereinafter sometimes called the "Trustee"), party of the second part.

                                   WITNESSETH:

         WHEREAS, the Company has the corporate power and authority to borrow money from time to time for its corporate purposes and to issue therefor its bonds and other obligations, and, for its corporate purposes, the Company has determined to make and issue its bonds (herein called the "Bonds"), as hereinafter provided; and

         WHEREAS, the Bonds are to be dated as of such date or dates, to bear such rate of interest, to mature at such time or times, to bear such designation, and to contain such other specification and provisions as are hereinafter in this Indenture provided or permitted; and

         WHEREAS, the execution of the Indenture has been duly authorized by the directors of the Company and all other things necessary to constitute this Indenture a valid instrument have been done and performed, and the creation, execution and delivery of this Indenture, and the creation, execution and issue of the Bonds to be initially issued hereunder, have in all respects been duly authorized; and

         WHEREAS, the Bonds created under this Indenture are to be known as "Bond Series 1997A, Series 1997B and 1997C" (herein collectively referred to as "Bond Series 1997") and to consist of Bonds in fully registered form only; and

         WHEREAS, the Bonds, and the Trustee's certificate to be endorsed on all Bonds are to be substantially in the following forms, respectively:



NO._____                                                               $5,000.00
                            BROOKE CREDIT CORPORATION
                   10.0% BOND SERIES 1997A DUE JANUARY 1, 2001
BROOKE CREDIT CORPORATION, A CORPORATION DULY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF KANSAS (HEREINAFTER REFERRED TO AS THE "COMPANY"), FOR VALUE RECEIVED, HEREBY PROMISES TO PAY TO THE REGISTERED HOLDER HEREOF, THE PRINCIPAL SUM OF
                        FIVE THOUSAND DOLLARS ($5,000.00)
ON THE 1ST DAY OF JANUARY, 2001, IN SUCH COIN OR CURRENCY OF THE UNITED STATES OF AMERICA AS AT THE TIME OF PAYMENT SHALL BE LEGAL TENDER FOR THE PAYMENT OF PUBLIC AND PRIVATE DEBTS, AND TO PAY INTEREST THEREON AT THE LAST KNOWN ADDRESS OF THE REGISTERED HOLDER FROM THE DATE HEREOF AT THE RATE OF TEN PERCENT (10%) PER ANNUM, SEMIANNUALLY ON JANUARY 1ST AND JULY LST OF EACH YEAR, COMMENCING ON JANUARY 1, 1998 OR THE NEXT PAYMENT DATE FOLLOWING ISSUE IF ISSUED THEREAFTER.
         THIS BOND IS ONE OF A DULY AUTHORIZED ISSUE OF BONDS OF THE COMPANY LIMITED TO THE AGGREGATE PRINCIPAL AMOUNT OF $3,000,000.00 ISSUED OR TO BE ISSUED. THE COMPANY COVENANTS NOT TO PAY DIVIDENDS TO ITS STOCKHOLDERS; EXCEPT AS TO BONDHOLDERS, NOT VOLUNTARILY SECURE OR OTHERWISE ENCUMBER COMPANY'S ASSETS; NOT TO ISSUE ANY BONDS DEBENTURES OR NOTES SENIOR TO THIS ISSUE, ALTHOUGH IT MAY ISSUE BONDS OF EQUAL SENIORITY; NOT HOLD ASSETS ACQUIRED THROUGH FORECLOSURE FOR MORE THAN THIRTY-SIX (36) MONTHS; AND NOT USE BONDS PROCEEDS FOR ANY PURPOSE OTHER THAN FUNDING LOANS OR PURCHASING ACCOUNTS

AND COMMISSIONS RECEIVABLES, NOR TO REDEEM STOCK OF THE COMPANY. PRINCIPAL SHALL NOT BE PAID UNTIL MATURITY AND ARE NOT, THEREFORE, CALLABLE BY THE COMPANY AND ARE NOT PUTTABLE BY THE HOLDER.
         THIS BOND MAY BE REGISTERED AS TO PRINCIPAL, IN THE HOLDER'S NAME, ON THE BOOKS OF THE COMPANY, AT ITS OFFICE SUCH REGISTRATION BEING NOTED HEREON, AFTER WHICH NO TRANSFER HEREOF SHALL BE VALID UNLESS MADE AT THE COMPANY'S OFFICE BY THE REGISTERED HOLDER HEREOF, OR BY THE HOLDER'S ATTORNEY-IN-FACT DULY AUTHORIZED IN WRITING AND SIMILARLY NOTED HEREON.
         PAYMENT TO THE REGISTERED HOLDER HEREOF OF PRINCIPAL OR INTEREST SHALL BE A COMPLETE DISCHARGE OF THE COMPANY'S LIABILITY WITH RESPECT TO SUCH PAYMENT.
         NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST, UPON THIS BOND, OR FOR ANY CLAIM BASED THEREON OR OTHERWISE AGAINST ANY INCORPORATOR, SHAREHOLDER, OFFICER, DIRECTOR OR ATTORNEY, PAST, PRESENT OR FUTURE, OF THE COMPANY, WHETHER BY VIRTUE OF ANY CONSTITUTION, STATUTE, RULE OF LAW, ENFORCEMENT OF ANY ASSESSMENT OR PENALTY OR BY REASON OF ANY MATTER PRIOR TO THE DELIVERY OF THIS NOTE OR OTHERWISE, ALL SUCH LIABILITY, BY THE ACCEPTANCE HEREOF AND AS A PART OF THE CONSIDERATION OF THE ISSUE HEREOF, BEING EXPRESSLY WAIVED.
         THIS BOND IS ONE OF AN AUTHORIZED ISSUE OF BONDS OF THE COMPANY, ALL ISSUED AND TO BE ISSUED UNDER AN INDENTURE EXECUTED BY THE COMPANY TO THE FIRST NATIONAL BANK & TRUST COMPANY, PHILLIPSBURG, KANSAS, AS TRUSTEE, DATED AS OF JULY 31, 1997, TO WHICH INDENTURE REFERENCE IS HEREBY MADE FOR A DESCRIPTION OF THE RIGHTS, OBLIGATIONS, DUTIES AND IMMUNITIES THEREUNDER OF THE TRUSTEE AND THE RIGHTS AND LIMITATIONS OF RIGHTS THEREUNDER OF THE BONDHOLDERS, AND THE RIGHTS AND OBLIGATIONS THEREUNDER OF THE COMPANY. AS PROVIDED IN THE INDENTURE, SAID BONDS WILL BE ISSUED IN DENOMINATIONS OF $5,000, MAY BEAR INTEREST AT DIFFERENT RATES AND HAVE DIFFERENT MATURITY DATES.
THIS BOND HAS NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS AND
WAS ISSUED PURSUANT TO CERTAIN EXEMPTIONS THEREUNDER. THIS BOND HAS NOT BEEN APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY, AND NO REGULATORY BODY HAS PASSED UPON OR ENDORSED THE ACCURACY, ADEQUACY OR COMPLETENESS OF THIS BOND. THIS BOND MAY NOT BE SOLD,
HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
ACT"), AND APPLICABLE STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL TO
THE COMPANY, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT AND STATE SECURITIES LAWS IS AVAILABLE.

IN WITNESS WHEREOF, THE COMPANY HAS SIGNED AND SEALED THIS BOND ON THIS ______ DAY OF _________________, 1997

                                            BROOKE CREDIT CORPORATION
                                            BY:
                                               ----------------------------
    SEAL                                           PRESIDENT

                                            ATTEST:
                                                   ----------------------------
                                                   SECRETARY

THE FIRST NATIONAL BANK & TRUST CO., PHILLIPSBURG, KANSAS, HEREBY AUTHENTICATES THIS BOND AS ONE OF THE BONDS DESCRIBED IN THE WITHIN MENTIONED INDENTURE

                                            BY:
                                                   ----------------------------
                                                       AUTHORIZED OFFICER

NO._____                                                               $5,000.00
                            BROOKE CREDIT CORPORATION
                  10.25% BOND SERIES 1997B DUE JANUARY 1, 2002
BROOKE CREDIT CORPORATION, A CORPORATION DULY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF KANSAS (HEREINAFTER REFERRED TO AS THE "COMPANY"), FOR VALUE RECEIVED, HEREBY PROMISES TO PAY TO THE REGISTERED HOLDER HEREOF, THE PRINCIPAL SUM OF

                        FIVE THOUSAND DOLLARS ($5,000.00)
ON THE 1ST DAY OF JANUARY, 2002, IN SUCH COIN OR CURRENCY OF THE UNITED STATES OF AMERICA AS AT THE TIME OF PAYMENT SHALL BE LEGAL TENDER FOR THE PAYMENT OF PUBLIC AND PRIVATE DEBTS, AND TO PAY INTEREST THEREON AT THE LAST KNOWN ADDRESS OF THE REGISTERED HOLDER FROM THE DATE HEREOF AT THE RATE OF TEN AND TWENTY-FIVE HUNDREDTHS PERCENT (10.25%) PER ANNUM, SEMIANNUALLY ON JANUARY 1ST AND JULY LST OF EACH YEAR, COMMENCING ON JANUARY 1, 1998 OR THE NEXT PAYMENT DATE FOLLOWING ISSUE IF ISSUED THEREAFTER.
         THIS BOND IS ONE OF A DULY AUTHORIZED ISSUE OF BONDS OF THE COMPANY LIMITED TO THE AGGREGATE PRINCIPAL AMOUNT OF $3,000,000.00 ISSUED OR TO BE ISSUED. THE COMPANY COVENANTS NOT TO PAY DIVIDENDS TO ITS STOCKHOLDERS; EXCEPT AS TO BONDHOLDERS, NOT VOLUNTARILY SECURE OR OTHERWISE ENCUMBER COMPANY'S ASSETS; NOT TO ISSUE ANY BONDS DEBENTURES OR NOTES SENIOR TO THIS ISSUE, ALTHOUGH IT MAY ISSUE BONDS OF EQUAL SENIORITY; NOT HOLD ASSETS ACQUIRED THROUGH FORECLOSURE FOR MORE THAN THIRTY-SIX (36) MONTHS; AND NOT USE BONDS PROCEEDS FOR ANY PURPOSE OTHER THAN FUNDING LOANS OR PURCHASING ACCOUNTS AND COMMISSIONS RECEIVABLES, NOR TO REDEEM STOCK OF THE COMPANY. PRINCIPAL SHALL NOT BE PAID UNTIL MATURITY AND ARE NOT, THEREFORE, CALLABLE BY THE COMPANY AND ARE NOT PUTTABLE BY THE HOLDER.
         THIS BOND MAY BE REGISTERED AS TO PRINCIPAL, IN THE HOLDER'S NAME, ON THE BOOKS OF THE COMPANY, AT ITS OFFICE SUCH REGISTRATION BEING NOTED HEREON, AFTER WHICH NO TRANSFER HEREOF SHALL BE VALID UNLESS MADE AT THE COMPANY'S OFFICE BY THE REGISTERED HOLDER HEREOF, OR BY THE HOLDER'S ATTORNEY-IN-FACT DULY AUTHORIZED IN WRITING AND SIMILARLY NOTED HEREON.
         PAYMENT TO THE REGISTERED HOLDER HEREOF OF PRINCIPAL OR INTEREST SHALL BE A COMPLETE DISCHARGE OF THE COMPANY'S LIABILITY WITH RESPECT TO SUCH PAYMENT.
         NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST, UPON THIS BOND, OR FOR ANY CLAIM BASED THEREON OR OTHERWISE AGAINST ANY INCORPORATOR, SHAREHOLDER, OFFICER, DIRECTOR OR ATTORNEY, PAST, PRESENT OR FUTURE, OF THE COMPANY, WHETHER BY VIRTUE OF ANY CONSTITUTION, STATUTE, RULE OF LAW, ENFORCEMENT OF ANY ASSESSMENT OR PENALTY OR BY REASON OF ANY MATTER PRIOR TO THE DELIVERY OF THIS NOTE OR OTHERWISE, ALL SUCH LIABILITY, BY THE ACCEPTANCE HEREOF AND AS A PART OF THE CONSIDERATION OF THE ISSUE HEREOF, BEING EXPRESSLY WAIVED.
         THIS BOND IS ONE OF AN AUTHORIZED ISSUE OF BONDS OF THE COMPANY, ALL ISSUED AND TO BE ISSUED UNDER AN INDENTURE EXECUTED BY THE COMPANY TO THE FIRST NATIONAL BANK & TRUST COMPANY, PHILLIPSBURG, KANSAS, AS TRUSTEE, DATED AS OF JULY 31, 1997, TO WHICH INDENTURE REFERENCE IS HEREBY MADE FOR A DESCRIPTION OF THE RIGHTS, OBLIGATIONS, DUTIES AND IMMUNITIES THEREUNDER OF THE TRUSTEE AND THE RIGHTS AND LIMITATIONS OF RIGHTS THEREUNDER OF THE BONDHOLDERS, AND THE RIGHTS AND OBLIGATIONS THEREUNDER OF THE COMPANY. AS PROVIDED IN THE INDENTURE, SAID BONDS WILL BE ISSUED IN DENOMINATIONS OF $5,000, MAY BEAR INTEREST AT DIFFERENT RATES AND HAVE DIFFERENT MATURITY DATES.
         THIS BOND HAS NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS AND WAS ISSUED PURSUANT TO CERTAIN EXEMPTIONS THEREUNDER. THIS BOND HAS NOT BEEN APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY, AND NO REGULATORY BODY HAS PASSED UPON OR ENDORSED THE ACCURACY, ADEQUACY OR COMPLETENESS OF THIS BOND. THIS BOND MAY NOT BE SOLD, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND APPLICABLE STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL TO THE COMPANY, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND STATE SECURITIES LAWS IS AVAILABLE.

IN WITNESS WHEREOF, THE COMPANY HAS SIGNED AND SEALED THIS BOND ON THIS ______ DAY OF _________________, 1997

                                    BROOKE CREDIT CORPORATION
                                    BY:
                                            -----------------------------------
       SEAL                                   PRESIDENT

                                    ATTEST:
                                            -----------------------------------
                                            SECRETARY

THE FIRST NATIONAL BANK & TRUST CO., PHILLIPSBURG, KANSAS, HEREBY AUTHENTICATES THIS BOND AS ONE OF THE BONDS DESCRIBED IN THE WITHIN MENTIONED INDENTURE

                                    BY:
                                            -----------------------------------
                                                    AUTHORIZED OFFICER

NO._____                                                               $5,000.00
                            BROOKE CREDIT CORPORATION
                   10.5% BOND SERIES 1997C DUE JANUARY 1, 2003
BROOKE CREDIT CORPORATION, A CORPORATION DULY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF KANSAS (HEREINAFTER REFERRED TO AS THE "COMPANY"), FOR VALUE RECEIVED, HEREBY PROMISES TO PAY TO THE REGISTERED HOLDER HEREOF, THE PRINCIPAL SUM OF
                        FIVE THOUSAND DOLLARS ($5,000.00)
ON THE 1ST DAY OF JANUARY, 2003, IN SUCH COIN OR CURRENCY OF THE UNITED STATES OF AMERICA AS AT THE TIME OF PAYMENT SHALL BE LEGAL TENDER FOR THE PAYMENT OF PUBLIC AND PRIVATE DEBTS, AND TO PAY INTEREST THEREON AT THE LAST KNOWN ADDRESS OF THE REGISTERED HOLDER FROM THE DATE HEREOF AT THE RATE OF TEN AND FIVE TENTHS PERCENT (10.5%) PER ANNUM, SEMIANNUALLY ON JANUARY 1ST AND JULY LST OF EACH YEAR, COMMENCING ON JANUARY 1, 1998 OR THE NEXT PAYMENT DATE FOLLOWING ISSUE IF ISSUED THEREAFTER.
         THIS BOND IS ONE OF A DULY AUTHORIZED ISSUE OF BONDS OF THE COMPANY LIMITED TO THE AGGREGATE PRINCIPAL AMOUNT OF $3,000,000.00 ISSUED OR TO BE ISSUED. THE COMPANY COVENANTS NOT TO PAY DIVIDENDS TO ITS STOCKHOLDERS; EXCEPT AS TO BONDHOLDERS, NOT VOLUNTARILY SECURE OR OTHERWISE ENCUMBER COMPANY'S ASSETS; NOT TO ISSUE ANY BONDS DEBENTURES OR NOTES SENIOR TO THIS ISSUE, ALTHOUGH IT MAY ISSUE BONDS OF EQUAL SENIORITY; NOT HOLD ASSETS ACQUIRED THROUGH FORECLOSURE FOR MORE THAN THIRTY-SIX (36) MONTHS; AND NOT USE BONDS PROCEEDS FOR ANY PURPOSE OTHER THAN FUNDING LOANS OR PURCHASING ACCOUNTS AND COMMISSIONS RECEIVABLES, NOR TO REDEEM STOCK OF THE COMPANY. PRINCIPAL SHALL NOT BE PAID UNTIL MATURITY AND ARE NOT, THEREFORE, CALLABLE BY THE COMPANY AND ARE NOT PUTTABLE BY THE HOLDER.
         THIS BOND MAY BE REGISTERED AS TO PRINCIPAL, IN THE HOLDER'S NAME, ON THE BOOKS OF THE COMPANY, AT ITS OFFICE SUCH REGISTRATION BEING NOTED HEREON, AFTER WHICH NO TRANSFER HEREOF SHALL BE VALID UNLESS MADE AT THE COMPANY'S OFFICE BY THE REGISTERED HOLDER HEREOF, OR BY THE HOLDER'S ATTORNEY-IN-FACT DULY AUTHORIZED IN WRITING AND SIMILARLY NOTED HEREON.
         PAYMENT TO THE REGISTERED HOLDER HEREOF OF PRINCIPAL OR INTEREST SHALL BE A COMPLETE DISCHARGE OF THE COMPANY'S LIABILITY WITH RESPECT TO SUCH PAYMENT.
         NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF, OR INTEREST, UPON THIS BOND, OR FOR ANY CLAIM BASED THEREON OR OTHERWISE AGAINST ANY INCORPORATOR, SHAREHOLDER, OFFICER, DIRECTOR OR ATTORNEY, PAST, PRESENT OR FUTURE, OF THE COMPANY, WHETHER BY VIRTUE OF ANY CONSTITUTION, STATUTE, RULE OF LAW, ENFORCEMENT OF ANY ASSESSMENT OR PENALTY OR BY REASON OF ANY MATTER PRIOR TO THE DELIVERY OF THIS NOTE OR OTHERWISE, ALL SUCH LIABILITY, BY THE ACCEPTANCE HEREOF AND AS A PART OF THE CONSIDERATION OF THE ISSUE HEREOF, BEING EXPRESSLY WAIVED.
         THIS BOND IS ONE OF AN AUTHORIZED ISSUE OF BONDS OF THE COMPANY, ALL ISSUED AND TO BE ISSUED UNDER AN INDENTURE EXECUTED BY THE COMPANY TO THE FIRST NATIONAL BANK & TRUST COMPANY, PHILLIPSBURG, KANSAS, AS TRUSTEE, DATED AS OF JULY 31, 1997, TO WHICH INDENTURE REFERENCE IS HEREBY MADE FOR A DESCRIPTION OF THE RIGHTS, OBLIGATIONS, DUTIES AND IMMUNITIES THEREUNDER OF THE TRUSTEE AND THE RIGHTS AND LIMITATIONS OF RIGHTS THEREUNDER OF THE BONDHOLDERS, AND THE RIGHTS AND OBLIGATIONS THEREUNDER OF THE COMPANY. AS PROVIDED IN THE INDENTURE, SAID BONDS WILL BE ISSUED IN DENOMINATIONS OF $5,000, MAY BEAR INTEREST AT DIFFERENT RATES AND HAVE DIFFERENT MATURITY DATES.
THIS BOND HAS NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS AND
WAS ISSUED PURSUANT TO CERTAIN EXEMPTIONS THEREUNDER. THIS BOND HAS NOT BEEN APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY, AND NO REGULATORY BODY HAS PASSED UPON OR ENDORSED THE ACCURACY, ADEQUACY OR COMPLETENESS OF THIS BOND. THIS BOND MAY NOT BE SOLD,
HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
ACT"), AND APPLICABLE STATE SECURITIES LAWS OR, IN THE OPINION OF COUNSEL TO
THE COMPANY, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE
SECURITIES ACT AND STATE SECURITIES LAWS IS AVAILABLE.

IN WITNESS WHEREOF, THE COMPANY HAS SIGNED AND SEALED THIS BOND ON THIS ______ DAY OF _________________, 1997

                                    BROOKE CREDIT CORPORATION
                                    BY:
                                            -----------------------------------
           SEAL                               PRESIDENT

                                    ATTEST:
                                            -----------------------------------
                                              SECRETARY

THE FIRST NATIONAL BANK & TRUST CO., PHILLIPSBURG, KANSAS, HEREBY AUTHENTICATES THIS BOND AS ONE OF THE BONDS DESCRIBED IN THE WITHIN MENTIONED INDENTURE

                                    BY:
                                            -----------------------------------
                                                    AUTHORIZED OFFICER

         AND WHEREAS, all Bonds of other series which may be issued under this Indenture are to be in substantially the same form as the form hereinabove set forth, subject to such variations, additions, omissions and substitutions as are provided for or permitted by the terms of this Indenture, or any supplement thereto.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Bonds are authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Bonds by the holders thereof and of the sum of Ten Dollars at the execution of these presents, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders without preference of any one over another by reason of priority in the preference of any one over another by reason of priority in the time of issue, sale or negotiation thereof or otherwise except as otherwise expressly provided in this Indenture, as follows:

                                  ARTICLE ONE.

                                   Definitions

         1.01. DEFINITIONS OF CERTAIN TERMS. The terms defined in this 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference in such Act defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in such Securities Act as in force at the date of the execution of this Indenture.

Authorized Newspaper:

         "Authorized Newspaper" shall mean a newspaper printed in the English language and customarily published and of general circulation in Phillipsburg, Kansas, at least once on each week.

Business Day:

         "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday, and Friday, which is not a legal holiday for banking institutions in Phillipsburg, Kansas.

Certificate of the Company:

         "Certificate of the Company" shall mean a Certificate signed by the President or a Vice President and by the Secretary or an Assistant Secretary of the Company.

Company:

         "Company" shall mean Brooke Credit Corporation, a Kansas corporation, and its successors, including any New Company, as such term is defined in Article Thirteen.

Event of Default:

         "Event of Default" shall mean any event specified in 8.01, continuing for the period of time, if any, therein designated.

Indenture:

         "Indenture" shall mean this instrument as originally executed, or, if amended or supplemented, as so amended or supplemented.

Issue Date:

         "Issue Date" shall mean the date shown on the front side of a Bond as its issue date.

Bond:

         "Bond" or "Bonds" shall mean any Bond or Bonds, Notes or Debentures, as the case may be, authenticated and delivered under the Indenture.

Bondholder:

         "Bondholder", "holder of Bonds", or other similar term, shall mean any person who shall at the time be the holder of any registered Bond, Note or Debenture registered in its name.

Bond Register and Bond Registrar:

         "Bond Register" and "Bond Registrar" shall have the respective meanings specified in 2.04.

Opinion of Counsel:

         "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who shall be satisfactory to the Trustee and who may be an employee of or counsel to the Company.

Outstanding:

         "Outstanding" when used with reference to Bonds, shall mean, as of any particular time, all Bonds authenticated and delivered by the Trustee under this Indenture, except

         (a) Bonds theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (b) Bonds for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company or any other obligor on the Bonds) or shall have been set aside and segregated in trust by the Company or any other obligor on the Bonds (if the Company or any other obligor on the Bonds shall act as its own paying agent), and

         (c) Bonds in lieu of and in substitution for which other Bonds shall have been authenticated and delivered pursuant to 2.04 or 2.06;

provided, however, that in determining whether the holders of the requisite principal amount of Bonds outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Company or any other obligor upon the Bonds shall be disregarded and deemed not to be outstanding except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice consent or waiver, only bonds which the Trustee knows to be so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgor's right so to act with respect to such Bonds and that the pledgee is not the Company or any other obligor upon the Bonds.

Paying Agent:

         "Paying Agent" shall mean any Person authorized by the company to pay the principal of (and premium, if any) or interest on any Bond on behalf of the Company.

Person:

         "Person" shall mean any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Principal Corporate Trust Office:

         "Principal Corporate Trust Office" means the principal corporate trust office of the Trustee at the location set forth in the first paragraph of this Indenture, or at such other location in Kansas, as the Trustee may from time to time designate by written notice to the Company.

Registered Holder:

         "Registered Holder" or "Registered Owner" shall mean the person or person in whose name or names a particular registered Bond shall be registered on the Bond Register of the Company kept for that purpose in accordance with the terms of the Indenture.

Resolution of the Board:

         "Resolution of the Board" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company under its corporate seal to have been duly adopted (and still in full force and effect) by the Board of Directors of the Company (or by the Executive Committee of the Company, if such officer shall certify that it is authorized to act in the premises), either at a meeting thereof duly called and held and at which a quorum was present, or by a statement of unanimous consent signed by the Directors or the Executive Committee adopting said resolution.

Responsible Officer:

         "Responsible Officer" when used with respect to the Trustee shall mean the Chairman of the Board of Directors, the Chairman of the Executive Committee, the President, the Secretary, any Trust Officer, or any other officer or assistant officer of the Trust Department of the Trustee customarily performing function similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

Senior Debt:

         "Senior Debt" shall mean all indebtedness of the Company for money borrowed which is not expressed to be subordinate or junior in right of payment in any respect to any other indebtedness of the Company for money borrowed.

Subsidiary:

         "Subsidiary" shall mean any corporation of which the Company at the time owns or controls, directly and/or through any intervening medium, more than fifty per cent (50%) of the outstanding stock having ordinary voting power.

Trustee:

         "Trustee" shall mean First National Bank and Trust Company of Phillipsburg, a national banking association located in Phillipsburg, Kansas, and, subject to the provision of Article Nine, shall also include its successors and assigns.

Trust Indenture Act of 1939:

         The term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939, as amended and in force at the date of execution of the Indenture as originally executed.

         1.02. DEFINITIONS OF OTHER TERMS. Certain other terms are defined in Article Nine.

         1.03. COMPLIANCE CERTIFICATES AND OPINIONS. Each certificate or opinion provided for in the Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in the Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such person, he has made such examinations or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                                  ARTICLE TWO.

          Form, Execution, Delivery, Registration and Exchange of Bonds

         2.01. EXECUTION OF BONDS. All Bonds to be issued hereunder shall be signed on behalf of the Company by the President or a Vice President of the Company, manually or in facsimile, and a facsimile of its corporate seal shall be imprinted thereon and attested by the manual or facsimile signature of its Secretary or an Assistant Secretary. Bonds may be signed by the facsimile signatures of the appropriate officers of the Company, present or future, and the Company may use for the purpose of signature and attestation the facsimile signature of any person who shall have been such an officer, notwithstanding that he may not have been such officer at the date of such Bond or at the time when such Bond shall be authenticated, delivered or issued.

         2.02. AUTHENTICATION; DENOMINATIONS. All Bonds when executed by the Company, shall be delivered to the Trustee, to be authenticated by it, and the Trustee shall authenticate and deliver the same only as provided in the Indenture. Only such Bonds as shall bear thereon the certificate of authentication of the Trustee, duly signed, shall be entitled to any benefit hereunder, and such certificate of authentication of the Trustee upon any such Bond executed on behalf of the Company shall be conclusive evidence and the only evidence that the Bond so authenticated has been duly issued hereunder and is entitled to the benefits of the trust hereby created.

         Definitive Bonds may be engraved, printed or lithographed or produced by a combination of engraving, printing or lithography.

         The Bonds, Series 1997A, 1997B and 1997C will be registered Bonds without coupons in minimum denomination of $5,000. The Bonds shall be numbered in such manner as may be determined by the Company and approved by the Trustee.

         The Bonds of any series which may be issued hereunder shall be substantially in the same form as the form hereinbefore set forth. The Bonds of any series may (1) be of such authorized denomination or denominations, (2) bear such rate of interest, payable on such interest payment dates, (3) mature at such time, and in the case of Bonds of serial maturities, at such times, (4) be registered Bonds without coupons, (5) be payable and/or subject to registration and transfer at such place or places, (6) contain such provisions as to payment of, or payment without deduction for, or reimbursement for, any tax or taxes,
(7) be payable upon such terms, (8) be payable in such currency or currencies, and (9) contain such other provisions not inconsistent with the terms of this Indenture, all as may be specified in such Bonds and in the supplemental indenture creating such series.

         2.03. PRINCIPAL AMOUNT OF BONDS UNLIMITED: NO PREFERENCE AS BETWEEN BONDS. The aggregate principal amount of Bonds which may be executed by the Company and authenticated and delivered by the Trustee and be entitled to the benefits of this Indenture is unlimited except as may be otherwise provided herein and in any indenture supplemental hereto. No series of Bonds issued hereunder shall have any preference over any other series of Bonds issued or to be issued hereunder, and no Bond of any series shall have any preference over any other Bond of the same or any other series: provided, however, that no Bonds of other series shall have any interest in or benefit from any sinking, amortization or other analogous fund or funds established for the exclusive benefit of any one or more particular series of Bonds.

         2.04. REGISTRATION, EXCHANGE AND TRANSFER; WHO TREATED AS OWNERS. The company shall cause to be kept at the Principal Corporate Trust Office of the Trustee a register (herein sometimes referred to as the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Bonds and transfers of all Bonds issued hereunder. The Trustee is hereby initially appointed "Bond Registrar" for the purpose of registering Bonds and transfers of Bonds as herein provided.

         Whenever a Bond or bonds shall be surrendered for exchange to the Company then upon request, the Company will execute, and the Trustee shall authenticate and deliver to the Company in exchange therefor a like principal amount of Bonds, having the same terms and conditions, including date of issue, of the surrendered Bond or Bonds, in such authorized denomination or denominations as the holder of the Bond or bonds so surrendered shall request. All or any bonds so surrendered for exchange shall forthwith be canceled by the Trustee and delivered to the Company.

         No transfer of the registered Bonds issued hereunder shall be valid unless made on the Bond Register of the Company by the registered holder in person or by his duly authorized attorney, accompanied by the surrender and cancellation of the Bonds. A new registered Bond of equal aggregate face amount, bearing the same rate of interest and the same Interest Payment Date and maturing on the same date, will be issued to the transferee.

         The Company and the Trustee may consider and treat the person in whose name any Bond issued hereunder shall be registered on the Bond Register of the Company as the absolute owner thereof for all purposes whatsoever, and neither the Company nor the Trustee shall be affected by any notice to the contrary. Payment of the principal of or interest on any Bond to the registered holder thereof or upon his order, shall fully discharge the Company with respect thereto to the extent of the sum so paid.

         2.05. NO GAIN OR LOSS IN INTEREST. Each Bond delivered pursuant to any provision of the Indenture in exchange or substitution for the whole or any part, as the case may be, of one or more other Bonds shall carry all of the rights to interest accrued and unpaid, and to accrue, which were carried by the whole or such part, as the case may be, of such one or more other Bonds, and shall bear such date so that neither gain nor loss in interest shall result from such exchange or substitution.

         2.06. MUTILATED, LOST, STOLEN OR DESTROYED BONDS. In case any Bond issued hereunder shall be mutilated, lost, stolen or destroyed, the Company may in its discretion execute and the Trustee shall authenticate and deliver a new bond of like tenor and date in exchange and substitution for and upon cancellation of the mutilated Bond or in lieu of and substitution for the Bond to the Company and the Trustee of the ownership of such Bond and of the loss, theft or destruction of such Bond, and upon receipt also of indemnity satisfactory to each of them. Any Bond delivered pursuant to this 2.06 shall constitute original, additional contractual obligations on the part of the Company and shall rank equally and ratably with all other Bonds issued hereunder.

         2.07.  Intentionally left blank.

         2.08. ISSUANCE OF ADDITIONAL BONDS. Additional Bonds of series other than 1997A, 1997B and 1997C, may at any time and from time to time be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said bonds upon the written order of the Company hereinafter mentioned, not exceeding such aggregate principal amount as may be authorized in the Resolution of the Board hereinafter mentioned, upon receipt by the Trustee of the following:

         (a) A written order of the Company, signed by its President or a Vice President under its corporate seal, attested by its Secretary or an Assistant Secretary, requesting the authentication and delivery of a specified principal amount of Bonds of any designated series, and specifying the persons to whom the same are to be delivered;

         (b) A resolution of the Board authorizing the authentication and delivery of Bonds of such designated series in a principal amount not less than the principal amount specified in such written order of the Company;

         (c) The supplemental indenture;

         (d) A Certificate of the Company, complying with the provisions of 1.03, stating that the Company is not in default in the performance of any of the terms or covenants of the Indenture and that all conditions precedent to the issue of said Bonds have been complied with; and

         (e) An Opinion of counsel, complying with the provisions of 1.03, stating that in the opinion of such counsel (I) the written order of the Company, the Resolution of the Board and Certificate of the Company so delivered conform to the requirements of this 2.08, and (II) all condition precedent to the issue of said Bonds have been complied with.

                                 ARTICLE THREE.

                           (Intentionally left blank)

                                  ARTICLE FOUR.

               Covenants of the Company and Grant of Security Interest

         The Company covenants and agrees as follows:

         4.01. TO PAY PRINCIPAL AND INTEREST ON BONDS. The Company will duly and punctually pay the principal of and interest on the Bonds at the times and place and in the manner specified in the Bonds. The interest on the Bonds shall be payable only to or upon the written order of the Registered holders thereof.

         4.02. RESTRICTIONS ON DIVIDENDS AND REDEMPTION OF STOCK. The Company will not, except as provided in this Section, (a) declare or pay any dividend or make any distribution on its Common Stock or to such stockholders, or (b) purchase, redeem or otherwise acquire for value any shares of its Common Stock, except shares acquired upon the conversion thereof into other shares of Common Stock of the Company, or (c) secure or otherwise encumber the company's assets other than to bondholders; (d) issue any bonds, debentures on notes that are senior to these Bonds, although the Company may issue additional bonds with seniority equal to these Bonds; (e) hold assets acquired through foreclosure for more than 136 months; (f) use proceeds from these Bonds for any purpose other than funding loans or purchasing accounts and commissions receivables; (g) above shall not prohibit the Company from declaring or paying dividends or making distributions on its Common Stock or to such stockholders if such dividends or distributions are payable solely in shares of its Common Stock.

         4.03. PRESENTATION OF BONDS. Notices, presentations and demands to or upon the Company in respect of the Bonds and this Indenture may be given or made at any place where the principal of or interest on any of the Bonds shall then be payable.

         4.04. GRANT OF SECURITY INTEREST. The Company hereby grants the Trustee a security interest in any future promissory notes and receivables payable to the Company and representing loans to insurance agents, insurance agencies and their policyholders and to fund the purchase of accounts and commissions receivables of such insurance agents and insurance agencies. Such security interest shall be perfected by the Trustee by assuming possession of such promissory notes until payment in full by the obligor thereof and by UCC filing, if required. The company shall provide regular accountings to the trustee representing the status of such loans.

         4.05. NOT TO EXTEND TIME OF PAYMENT OF INTEREST. In order to prevent any accumulation of claims for interest after maturity thereof the Company will not directly or indirectly extend or consent to the extension of the time for the payment of any claim for interest on any of the Bonds and will not directly or indirectly be a party to or approve any such arrangement by the purchase or funding of said claims for interest or in any other manner. No claim for interest, the time of payment of which shall have been so extended or which shall have been so purchased or funded shall be entitled in case of an Event of Default hereunder to the benefit of this Indenture except after the prior payment in full of the principal of all the Bonds and of all claims for interest not so extended, purchased or funded; provided, however, that this Section shall not apply in any case where an extension shall be pursuant to a plan proposed by the Company to the holders of all the bonds then outstanding.

         4.06. FURTHER ASSURANCE. From time to time whenever reasonably demanded by the Trustee the Company will make, execute and deliver or cause to be made, executed and delivered any and all such further and other instruments and assurances as may be reasonably necessary or proper to carry out the terms and intent of this Indenture or to provide for the rights and remedies hereunder of the holders of the Bonds.

         4.07. CERTIFICATES TO TRUSTEE. During January, 1998, and during March in each year thereafter, there shall be filed with the Trustee a statement, signed by the President and by the Treasurer or the Secretary of the Company, stating that in the course of the performance by the signers of their duties as such officers of the Company they would normally obtain knowledge of any default by the Company in the performance or fulfillment of any covenant, agreement or condition contained herein, stating whether or not they have obtained knowledge of any such default during the twelve months' period ending on the preceding December 31, and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

         4.08. ALL FUNDS HELD IN TRUST. (a) The Company will cause any paying agent which it may appoint, other than the Trustee, to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section and of Article Three,

         (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium (if any) or interest on the Bonds (whether such sums have been paid to it by the Company or by any other obligor on the Bonds) in trust for the benefit of the holders of the

         Bonds, or of the Trustee, as the case may be, and will notify the Trustee of the receipt of sums to be so held, and

         (2) that it will upon default give the trustee notice of any failure by the Company (or by any other obligor on the Bonds) to make any payment of the principal of and premium (if any) or interest on the Bonds when the same shall be due and payable

         (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal or interest on the Bonds, set aside, segregate and hold in trust for the benefit of the holders of the Bonds a sum sufficient to pay such principal interest becoming due. The company will promptly notify the Trustee of any failure to take such action or the failure by any other obligor on the Bonds to make payment of the principal or interest on the Bonds when the same shall be due and payable.

         (c) Anything in this Section to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

         (d) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provision of 14.03 and 14.04 hereof.

                                  ARTICLE FIVE.

                            Redemption by the Company

         5.01. REDEMPTION OF BONDS. The Bonds are redeemable, as a whole, only upon maturity.

         5.02. WHEN INTEREST CEASES ON BONDS. Bonds shall become due and payable on the date of maturity and on and after said date such Bonds being redeemed shall cease to bear interest.

         All moneys deposited by the Company with the Trustee under the provisions of this Article for the redemptions of Bonds shall, subject to the provisions of 14.04 hereof, be held in trust for account of the holders of the Bonds so to be redeemed, and shall be paid to them respectively, upon presentation and surrender of said Bonds.

                                  ARTICLE SIX.

                            Intentionally left Blank

                                 ARTICLE SEVEN.

          Bondholders' Lists and Reports by the Company and the Trustee

         7.01. COMPANY TO FURNISH TRUSTEE INFORMATION AS TO NAMES AND ADDRESSES OF BONDHOLDERS. The company covenants and agrees that it will semiannually furnish or cause to be furnished to the Trustee between March 31 and April 30 and between September 30 and October 31 in each year and at such other times as the Trustee may request in writing, within thirty days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Company, or any of its paying agents other than the Trustee, as to the names and addresses of the holders of Bonds obtained since the date as of which the next previous list, if any, was furnished. Any such list may be dated as of a date not more than fifteen days prior to the time such information is furnished and need not include information received after such date, except that, so long as the Trustee is Bond Registrar, no such list need be furnished.

         7.02. PRESERVATION, AVAILABILITY AND DISCLOSURE OF INFORMATION BY TRUSTEE. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Bonds (1) contained in the most recent list furnished to it as provided in 7.01 hereof, (2) received by it in the capacity of paying agent (if so acting) hereunder.

         The Trustee may (1) destroy any list furnished to it as provided in
7.01 hereof upon receipt of a new list so furnished, (2) destroy any information received by it as paying agent (if so acting) hereunder, upon delivering to itself as Trustee, not earlier than forty-five (45) days after an interest payment date of the Bonds, a list containing the names and addresses of the holders of Bonds obtained from such information since the delivery of the next previous list, if any, (3) destroy any list delivered to itself as Trustee which was compiled from information received by it as paying agent (if so acting) hereunder, upon the receipt of a new list so delivered, and (4) destroy any information filed with it upon redemption of all bonds.

         (b) In case three or more holders of Bonds (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Bond for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Bonds with respect to their rights under this Indenture or under the Bonds, and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, as its election, either

         (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section; or

         (2) inform such applicants as to the approximate number of holders of Bonds whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Bondholders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Bondholder whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expense of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the holders of Bonds, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objection, said Commission shall find, after notice and opportunity for a hearing that all the objections so sustained have met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Bondholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) The disclosure of information under subsection (b) of this Section as to the names and addresses of the Indenture security holders in accordance with the provisions of this Section, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law, or any law hereafter enacted which does not specifically refer to the Trust Indenture Act, The Trustee shall not be held accountable by reason of the mailing of any material pursuant to any requests made under subsection (b) of this Section.

         7.03.  REPORTS TO BE FILED BY COMPANY.  The Company covenants:

         (a) to file with the Trustee within 120 days after the end of the fiscal year, copies of the annual reviewed financial statements prepared by an independent certified public accountant;

         (b) to file with the Trustee quarterly unaudited financial statements; and

         (c) to transmit to the holders of Bonds within thirty days after the filing thereof with the Trustee, copies of the reports provided in subsection
(a) of 7.03 hereof, and upon written request, reports pursuant to subsection (b) of said 7.03.

         (d) Reports pursuant to subsection (a) of 7.03 shall be transmitted by first-class mail to all Registered Holders of Bonds, as the names and addresses of such holders appear upon the Bond Register of the Company. Reports provided in subsection (b) of 7.03 shall be transmitted by first-class mail to the Bondholders requesting same.

         (e) a copy of each such report shall, at the time of such transmission to Bondholders, be retained by the Trustee until redemption of all Bonds.

                                 ARTICLE EIGHT.

                 Remedies of Trustee and Bondholders on Default

         8.01. EVENTS OF DEFAULT. In case one or more of the following Events of Default shall have occurred and be continuing, that is to say:

         (a) default in the payment of any installment of interest upon any of the Bonds as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

         (b) default in the payment of the principal on any of the Bonds as and when the same shall become due and payable at maturity; or

         (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Bonds or in this Indenture contained and written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee or by the holders of at least ten (10%) in aggregate principal amount of the Bonds at the time outstanding and such failure shall have continued unremedied for a period of 90 days after the Company's receipt of such notice; or

         (d) a decree by order of a court having jurisdiction in the premises shall have been entered adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under the National Bankruptcy Act or any other similar applicable Federal or State law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or

         (e) the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the National Bankruptcy Act or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

then and in each and every such case, unless the principal of all the Bonds shall have already become due and payable, either the Trustee or the holders of not less than a majority in aggregate principal amount of the Bonds then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Bondholders), may declare the principal of all the Bonds to be due and payable immediately and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Bonds contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal shall have been declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Bonds and the principal on any and all Bonds which shall have become due otherwise than by acceleration (with interest upon such principal, if to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Bonds, to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made by the Trustee except as a result of its negligence or bad faith, and any and all defaults under the Indenture, other than the non-payment of the principal of Bonds which shall have become due by acceleration, shall have been remedied then and in every such case the holders of a majority in aggregate principal amount of the Bonds then outstanding, by written notice to the Company and to the Trustee, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         8.02. RIGHTS OF TRUSTEE. The Company covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Bonds when such interest shall have become due and payable and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal on any of the Bonds when the same shall have become due and payable, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Bonds, the whole amount that then shall have become due and payable on all such Bonds for principal or interest, or both, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate borne by the Bonds, and , in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel and any expenses or liabilities incurred, and all advances made, by the Trustee hereunder without negligence or bad faith.

         Until such demand is made by the Trustee, the Company may pay the principal of and interest on the Bonds to the Registered Holders.

         In case the Company shall fail forthwith to pay such amount upon such demand, the Trustee, in its own name and as Trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and paid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Bonds and collect in the manner provided by law, out of the property of the company or other obligor upon the Bonds wherever situated the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in case of any other judicial proceedings relative to the Company or other obligor upon the Bonds, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the bonds, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agent, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred and all advances made, by the Trustee except as a result of its negligence or bad faith) and of the Bondholders allowed in any judicial proceedings relative to the Company or other obligor upon the Bonds or to the creditors or property of the Company or such other obligor, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Bondholders and of the Trustee on their behalf; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Bondholders to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Bondholders, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith; provided, that nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan or reorganization, or otherwise, by action of character in any other proceeding, to waive or chance in any way any right of any Bondholder.

         All rights of action and of asserting claims under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the bonds or the production thereof on any trial or other proceedings relative thereto, and any such suit or proceedings instituted by the Trustee shall be brought in its name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Bonds, except for any amount payable to the Trustee pursuant to the provisions of 9.06. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Bonds, and it shall not be necessary to make any holders of the Bonds parties to any such proceedings.

         8.03. APPLICATION OF MONEYS COLLECTED BY TRUSTEE. Any moneys collected by the Trustee pursuant to 8.02 shall be applied in the order following, at the date or dates fixed by the Trustee and, in the case of the distribution of such moneys on account of principal or premium (if any) or interest, upon presentation of the several Bonds, and stamping thereon the payment if only partially paid and upon surrender thereof if fully paid:

         First: To the payment of costs and expenses, including a reasonable compensation to the Trustee, its agents, attorneys and counsel and all expenses, liabilities and advances made or incurred by the Trustee without negligence or bad faith;

         Second: In case the principal of the Bonds shall not have become and be then due and payable, to the payment of the interest in default, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) on the overdue installments at the rate borne by the Bonds, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

         Third: In case the principal of any outstanding Bonds shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Bonds for principal and interest, with interest on the overdue principal and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Bonds; and in case such moneys shall be insufficient to pay in full the whole amount so owing and unpaid upon all the Bonds, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest ratably to the aggregate of such principal and accrued and unpaid interest, except as provided in 4.05 hereof.

         8.04. FURTHER REMEDIES OF TRUSTEE ON DEFAULT. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce its rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. This includes the right to foreclose on its security interest in loans of the company and to collect payments made thereon by the Company's borrowers.

         8.05. RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. In case the Trustee shall have proceeded to enforce any right under this Indenture, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of Bonds shall continue as though no such proceedings had been taken.

         8.06. LIMITATION ON SUITS BY BONDHOLDERS. No holder of any Bond shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceedings at law or in equity or in bankruptcy or otherwise, upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as herein before provided, and unless also the holders of not less than 25% in aggregate principal amount of the Bonds then outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to 8.08; it being understood and intended, and being expressly covenanted by the taker and holder of every Bond with every other taker and holder and the Trustee, that no one or more holders of Bonds shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Bonds, or to obtain or seek to obtain priority over or preference to any other such holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Bonds. For the protection and enforcement of the provisions of this Section, each and every Bondholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         8.07. UNCONDITIONAL RIGHTS OF BONDHOLDERS TO SUE FOR PRINCIPAL AND INTEREST WHEN DUE ON NOTES. Notwithstanding any other provision in this Indenture, the right of any holder of any Bond to receive payment of the principal of and interest on such Bond on or after the respective due dates expressed in such Bond, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

         8.08. HOLDERS OF MAJORITY IN AMOUNT OF BONDS OUTSTANDING MAY DIRECT PROCEEDINGS BY TRUSTEE AND WAIVE CERTAIN DEFAULTS. The holders of a majority of the principal amount of the Bonds at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the trustee; provided, however, that subject to the provisions of 9.01 hereof, the Trustee shall have the right to decline to follow any such direction if the Trustee shall be advised by counsel that the action so directed may not lawfully be taken, or if the Trustee in good faith shall be advised by a responsible officer or officers that they have determined that the action so directed would be unjustly prejudicial to the holders of the Bonds not taking part in such direction. Prior to the declaration of the maturity of the Bonds as provided in
8.01 hereof, the holders of a majority in aggregate principal amount of the Bonds at the time outstanding determined in accordance with the provisions of
10.04 may on behalf of the holders of all of the Bonds waive any past default or Event of Default hereunder and its consequences, except a default or an event of Default in the payment of interest on or the principal on any of the Bonds. In the case of any such waiver, the Company, the Trustee and the holders of the Bonds shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         8.09. TRUSTEE TO GIVE NOTICE OF DEFAULT BUT MAY WITHHOLD UNDER CERTAIN CIRCUMSTANCES. The Trustee shall, within 90 days after the occurrence of a default, give to the Bondholders, in the manner and to the extent provided in subsection (d) of 7.03 hereof with respect to reports pursuant to subsection (a) of said 7.03, notice of all defaults known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this section being hereby defined to be any event or events, as the case may be, specified in subsections (a), (b), (c), (d) and
(e) of 8.01 hereof, not including periods of grace, if any, provided for therein and irrespective of the giving of the written notice specified in subsection (c) of said 8.01); provided that, except in the case of default in the payment of the principal of or interest on any of the Bonds, the Trustee in good faith determines that the withholding of such notice is in the interest of the Bondholders.

         8.10. POWERS AND REMEDIES GIVEN TRUSTEE AND BONDHOLDERS CUMULATIVE, NOT EXCLUSIVE. All powers and remedies given by this Article to the Trustee or to the Bondholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Bonds, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture.

         No delay or omission of the Trustee or of any holder of any of the Bonds to exercise any right or power accruing upon an Event of Default occurring and continuing as aforesaid, shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein; and, subject to the provisions of 8.06, every power and remedy given by this Article or by law to the Trustee or to the Bondholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Bondholders.

         8.11. RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each holder of any Bond by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Bondholder or group of Bondholders holding not less than 10% in aggregate principal amount of the Bonds outstanding, or to any suit instituted by any Bondholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Bond on or after the due date expressed in such Bond.

                                  ARTICLE NINE.

                             Concerning the Trustee

         9.01. DUTIES OF TRUSTEE PRIOR TO AND AFTER DEFAULT. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         (a) prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred;

         (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirement of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in aggregate principal amount of the Bonds at the time outstanding, determined as provided in 10.04, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

         None of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         9.02. CERTAIN RIGHTS OF TRUSTEE. Except as otherwise provided in 9.01 hereof

         (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

         (c) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it here under in good faith and in accordance with such Opinion of Counsel;

         (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Bondholders, pursuant to the provisions of this Indenture, unless such Bondholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

         (e) The Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (f) The Trustee shall not be bound to make any investigation into the fact or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (g) The Trustee may execute any of the trust or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

         (h) The Trustee shall be under no responsibility for the approval of any expert for any of the purposes provided for in this Indenture.

         9.03. TRUSTEE NOT RESPONSIBLE FOR RECITALS HEREOF NOR ACCOUNTABLE FOR APPLICATION OF PROCEEDS ON BONDS. The recitals contained herein and in the Bonds shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Company of any of the Bonds or of the proceeds thereof.

         9.04. TRUSTEE MAY BECOME OWNER OR PLEDGEE OF BONDS. Subject to the provisions of 9.08 and 9.13, the Trustee may buy, own, hold and sell any of the Bonds or any other evidences of indebtedness or other securities of the Company or any Subsidiary or affiliate of the Company, and may engage or be interested in any financial or other transaction with the Company or any Subsidiary or affiliate, and may maintain any and all other general banking and business relations with the Company and any parent or Subsidiary or affiliate with like effect and in the same manner as if the Trustee were not a party to this Indenture; and no implied covenant shall be read into this Indenture against the Trustee in respect of such matters.

         9.05. MONEYS HELD BY TRUSTEE CONSTITUTE TRUST FUNDS. Subject to the provision of 14.04 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by its President or a Vice President or its Treasurer or an Assistant Treasurer.

         9.06. COMPENSATION AND REIMBURSEMENT OF TRUSTEE; LIEN ON FUNDS HELD. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall, at any time, be subject to the lien of this Indenture, the Trustee if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The

Company also covenants to indemnify the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Bonds upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Bonds.

         9.07. CERTIFICATES OF PROOF. Except as otherwise provided in 9.01 hereof, whenever, in the administration of the provisions of this Indenture, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by a certificate signed by the Assistant Secretary or the Treasurer or an Assistant Treasurer of the Company and delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warranty to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         9.08. CONFLICTING INTEREST OF TRUSTEE. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, the Trustee shall, within ninety days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect specified in 9.10 hereof.

         (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section, the Trustee shall, within ten days after the expiration of such ninety day period, transmit notice of such failure to the Bondholders, in the manner and to the extent provided in subsection (c) of 7.03 hereof with respect to reports pursuant to subsection (a) of said 7.03.

         (c) Subject to the provisions of 8.11, any Bondholder who has been a bona fide holder of a Bond or Bonds for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor if the Trustee fails, after written request therefor by such holder, to comply with the provisions of subsection (a) of this Section.

         (d) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest if-

         (1) the Trustee is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, other than the Bonds described in this Indenture, unless such other indenture is a collateral trust indenture, under which the only collateral consists of Bonds issued under this Indenture, provided that there shall be excluded from the operation of this paragraph another indenture or indentures under which other securities of the Company are outstanding if (A) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the Securities and Exchange Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture and such other indenture or indentures, or (B) the Company shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture and such indenture is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under one of such indentures;

         (2) the Trustee or any of its directors or executive officers is an obligor upon the bonds or an underwriter for the Company;

         (3) the Trustee, directly or indirectly, controls or is directly or indirectly controlled by or under direct or indirect common control with the Company or an underwriter for the Company;

         (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (d), to act as trustee, whether under an indenture or otherwise;

         (5) ten per centum or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or twenty per centum or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or ten per centum or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned collectively, by any two or more such persons;

         (6) the Trustee is the beneficial owner of, or holds a collateral security for, an obligation which is in default, (A) five per centum or more of the voting securities or ten per centum or more of any class of security of the Company, not including the Bonds issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) ten per centum or more of any class of security of an underwriter for the Company;

         (7) the Trustee is the beneficial owner of, or holds as collateral security for, an obligation which is in default, five per centum or more of the voting securities of a person who, to the knowledge of the Trustee, owns ten per centum or more of the voting securities of, or controls directly or indirectly or is under direct or indirect control with, the Company;

         (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, ten per centum or more of any class of security of any person who, to the knowledge of the Trustee, owns fifty per centum or more of the voting securities of the Company; or

         (9) the Trustee owns, on May 15th in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of twenty-five per centum or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7), or (8) of this subsection (d). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply for a period of two years from the date of such acquisition to the extent that such securities included in such estate do not exceed twenty-five per centum of such voting securities or twenty-five per centum of any such class of security. Promptly after May 15th in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above mentioned capacities as of such May 15th. If the Company fails to make payment in full of principal or interest on any of the Bonds when and as the same shall become due and payable, and such failure continues for thirty days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such thirty-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6),
         (7) and (8) of this subsection (d).

         The specifications of percentages in paragraphs (5) to (9), inclusive, of this subsection (d) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection (d).

         For the purposes of paragraphs (6), (7), (8), and (9) of this subsection (d) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies, or banking firms or any certificates of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default in payment of principal shall have continued for thirty days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (I) any security which it holds as collateral security (as trustee otherwise) for an obligation which is not in default as defined in clause (B) above, or (II) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (III) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

         Except as provided above, the word "security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest or instrument commonly known as a "security" or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

         (e) For the purposes of this Section:

         (1) The term "underwriter" when used with reference to the Company shall mean every person who, within three years prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

         (2) The term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

         (3) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

         (4) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees, or agent or agents, for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

         (5) The term "Company" shall mean any obligor upon the Bonds.

         (6) The term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization, whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

         (7) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                  (A) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitled the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                  (B) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                  (C) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

                  (D) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                           (I) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                           (II) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                           (III) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise;

                           (IV) securities held in escrow if placed in escrow by the issuer thereof;

                  provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                  (E) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes, and provided further, that in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

         9.09. ELIGIBILITY OF TRUSTEE. There shall at all times be a trustee hereunder which shall be a corporation organized and doing business under laws of the United States or any State, authorized under such laws to exercise corporate trust powers, having its principal office and place of business in the United States, having a combined capital and surplus of at least two million dollars, and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority above referred to, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in 9.10 hereof.

         9.10. RESIGNATION AND REMOVAL OF TRUSTEE AND APPOINTMENT OF SUCCESSOR.
(a) The trustee may at any time resign by giving written notice to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within thirty days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee or any Bondholder who has been a bona fide holder of a Bond or bonds for at least six months, subject to the provision of 8.11 hereof, on behalf of himself and all other similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b) In case at any time any of the following shall occur:

         (1) The Trustee shall fail to comply with the provision of subsection
         (c) of 9.08 hereof after written request therefor by the Company or by any Bondholder who has been a bona fide holder of a Bond or Bonds for at least six months, or

         (2) The Trustee shall cease to be eligible in accordance with the provision of 9.09 hereof and shall fail to resign after written request therefor by the Company or by any such Bondholder, or

         (3) The Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge for control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or any such Bondholder may, subject to the provision of 8.11 hereof, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Bonds at the time outstanding may at any time remove the Trustee and appoint a successor trustee by the delivery to the Trustee so removed, to the successor trustee and to the Company of the evidence provided for in 10.01 of the action in that regard taken by the Bondholders.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
9.11 hereof.

         (e) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a Successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Bondholders as their names and addresses appear in the Bond Register. Each notice shall include the name of the Successor Trustee and the address of its Principal Corporate Trust Office.

         9.11. ACCEPTANCE OF TRUST BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in 9.10 hereof shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties, and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provision of 9.06 hereof.

         No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be qualified under the provisions of 9.08 hereof and eligible under the provisions of 9.09 hereof.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail or publish in an authorized newspaper notice of the succession of such trustee. If the Company fails to mail or publish such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed or published at the expense of the Company.

         9.12. CORPORATION INTO WHICH TRUSTEE MERGED, CONVERTED OR CONSOLIDATED TO BE SUCCESSOR TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation is qualified under the provision of 9.09 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         In case at the time such successor to the Trustee shall succeed to the trust created by this Indenture, and any of the Bonds shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Bonds so authenticated; and in case at that time any of the Bonds shall not have been authenticated, any successor to the Trustee may authenticate such Bonds either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Bonds or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Bonds in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         9.13. IF TRUSTEE AS A CREDITOR OF THE COMPANY IMPROVES ITS CREDITOR POSITION WITHIN FOUR MONTHS PRIOR TO DEFAULT OR THEREAFTER IT SHALL ACCOUNT TO AND SHARE WITH BONDHOLDERS. (a) Subject to the provisions of subsection (b) of this Section, if the Trustee shall be or shall become a creditor; directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Bonds within four months prior to a default (as defined in subsection (c) of this Section), or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Bonds and the holders of other indenture securities (as defined in subsection (c) of this Section),

         (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

         (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

         Nothing herein contained, however, shall affect the rights of the Trustee

         (A) to retain for its own account (I) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (II) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (III) distributions made in cash, securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceeding for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

         (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

         (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section would occur within four months; or

         (D) to receive payment of any claim referred to in paragraphs (B) or
         (C) of this subsection (a), against the release of any property held as security for such claim as provided in such paragraphs (B) or (C), as the case may be, to the extent of the fair value of such property.

For the purposes of paragraphs (B), (C), and (D) of this subsection (a), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Bondholders and the holders of other indenture securities in such manner that the Trustee, the Bondholders, and the holders of other indenture securities realize, as a result of payment from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Laws or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Bondholders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Laws or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Law or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (I) to apportion between the Trustee, the Bondholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceed thereof, or (II) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Bondholders and the holder of other indenture securities, with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematics formula.

         Any Trustee who has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this subsection
(a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

                  (I) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such trustee had continued as trustee, occurred after the beginning of such four months' period; and

                  (II) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

         (b) There shall be excluded from the operation of subsection (a) of this Section of a creditor relationship arising from:

         (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

         (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances-thereof, if notice of such advance and of the circumstances surrounding the making thereof is given to the Bondholders at the time and in the manner provided in this Indenture;

         (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

         (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section;

         (5) the ownership of stock or of other securities of a corporation organized under the provision of Section 25 (a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

         (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances and obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section.

         (c) As used in this Section:

         (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Bonds or upon the other indenture securities when and as such principal or interest becomes due and payable.

         (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

         (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

         (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated, or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising form the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

         (5) The term "Company" shall mean any obligor upon the Bonds.

         9.14. TRUSTEE TO ADVISE COMPANY OF NOTICE, PRESENTATION OR DEMAND. The Trustee shall promptly advise the Company of any notice, presentation or demand, other than presentation of Bonds or this Indenture received by the Trustee pursuant to 4.03 hereof.

                                  ARTICLE TEN.

                           Concerning the Bondholders

         10.01. EVIDENCE OF ACTION TAKEN BY BONDHOLDERS. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Bonds may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Bondholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Bonds voting in favor thereof at any meeting of Bondholders duly called and held in accordance with the provisions of Article Eleven hereof, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Bondholders.

         10.02. PROOF OF EXECUTION OF DEMANDS AND OTHER INSTRUMENTS AND OF HOLDING OF BONDS. Subject to the provisions of 9.01, 9.02, and 11.05 hereof, proof of the execution of any instrument by a Bondholder or his agent or proxy, and proof of the holding by any person of any of the bonds shall be sufficient if made in the following manner:

         The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction within the United States of America authorized to take acknowledgments of deeds to be recorded in such jurisdiction that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer.

         The ownership of Bonds shall be proved by the Bond Register or by a certificate of the registrar thereof.

         The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

         The record of any Bondholders' meeting shall be proved in the manner provided in 11.06.

         10.03. REGISTERED HOLDER OF REGISTERED BOND MAY BE TREATED AS OWNER. The Company, the Trustee, any paying agent, and any Bond registrar may deem and treat the person in whose name any Bond shall be registered upon the books of the Company as the absolute owner of such Bond (whether or not such Bond shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or any Bond registrar) for the purpose of receiving payment of or on account of the principal of and premium (if any) and interest on such Bond and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Bond registrar shall be affected by any notice to the contrary. All such payments so made to any such registered holder for the time being, or upon his order, shall be valid, and to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable on any such Bond.

         10.04. BONDS OWNED BY COMPANY DEEMED NOT OUTSTANDING. In determining under this Indenture whether the holders of the requisite aggregate principal amount of Bonds have concurred in any direction, consent or waiver or whether any Bonds are entitled to be voted or whether a quorum is present, Bonds which are owned by the company or any other obligor on the Bonds or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Bonds shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Bonds which the Trustee knows are so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such notes and that the pledgee is not the Company or any other obligor upon the Bonds.

         10.05. RIGHT OF REVOCATION OF ACTION TAKEN. At any time prior to (but not after) the evidencing to the Trustee, as provided in 10.01 hereof, of the taking of any action by the holders of the percentage in aggregate principal amount of the Bonds specified in this Indenture in connection with such action, any holder of a Bond the serial number of which is shown by the evidence to be included in the Bonds the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in 10.02 hereof, revoke such action so far as concerns such Bond. Except as aforesaid any such action taken by the holder of any bond shall be conclusive and binding upon such holder and upon all future holders and owners of such Bond and of any Bonds issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Bond. Any action taken by the holders of the percentage in aggregate principal amount of Bonds specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Bonds.

                                 ARTICLE ELEVEN.

                              Bondholders' Meeting

         11.01. PURPOSES FOR WHICH BONDHOLDERS' MEETINGS MAY BE CALLED. A meeting of Bondholders may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

         (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by Bondholders pursuant to any of the provisions of Article Eight hereof;

         (b) to remove the Trustee and appoint a successor trustee pursuant to the provisions of 9.10 hereof;

         (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of 12.02 hereof; or

         (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Bonds under any other provision of this Indenture or under applicable law.

         11.02. CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of the holders of outstanding Bonds to take any action specified in
11.01 hereof, to be held at such time and at such place in the City of Phillipsburg, State of Kansas, as the Trustee shall determine. Notice of every meeting of Bondholders, setting forth the time and the place of such meeting and the purpose of such meeting in reasonable detail shall be mailed to the Bondholders by first-class mail not less than twenty nor more than one hundred and eighty days prior to the date fixed for the meeting.

         11.03. RIGHTS OF COMPANY AND HOLDERS OF BONDS TO CALL MEETING. In case at any time the Company, pursuant to a resolution of the Board of Directors, or the holders of at least 51% in aggregate principal amount of the Bonds then outstanding, shall have requested the Trustee to call a meeting of the Bondholders to take any action authorized in 11.01 setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or the holders of the Bonds in the amount above specified may determine the time and the place in said City of Phillipsburg, State of Kansas, for such meeting and may call such meeting to take any action authorized in 11.01 hereof, by mailing notice thereof as provided in 11.02 hereof.

         11.04. PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Bondholders a person shall (a) be a registered holder of one or more Bonds; or (b) a person appointed by an instrument in writing as proxy by a registered holder of one or more Bonds. The only persons who shall be entitled to be present or to speak at any meeting of Bondholders shall be the persons entitled to vote at such meeting and any representatives of the Company and its counsel.

         11.05. PROVISIONS FOR DETERMINING VOTING RIGHTS AND CONDUCT OF MEETINGS; ADJOURNMENT OF MEETING. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Bondholders, in regard to proof of the holders of Bonds and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidences of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holder of Bonds shall be proved in the manner specified in 10.02 hereof and the appointment of any proxy shall be proved in the manner specified in said 10.02 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company satisfactory to the Trustee wherever situated or by a firm having membership in the New York Stock Exchange.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Bondholders as provided in 11.03 hereof, in which case the Company or the Bondholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Bonds represented at the meeting and entitled to vote.

         Subject to the provision of 10.04 hereof, at any meeting, each Bondholder or proxy shall be entitled to on vote for each $5000 principal amount of Bonds held or represented by it; provided, however, that no vote shall be cast or counted at any meeting in respect of any Bond challenged as not outstanding and ruled by the chairman of the meeting to be outstanding. The chairman of the meeting shall have no right to vote except as a Bondholder or proxy. At any meeting of Bondholders duly called pursuant to the provisions of
11.02 may be adjourned from time to time by vote of persons representing a majority in aggregate principal amount of the Bonds represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

         11.06. REQUIREMENTS FOR COUNTING VOTE AND RECORDING ACTION OF MEETING. The vote upon resolution submitted to any meeting shall be by written ballots on which shall be subscribed the signatures of the Bondholders or proxies and the serial number or numbers of the Bonds held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed or published as provided in 11.02 hereof. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         11.07. CALL OF MEETING NOT TO AFFECT RIGHTS OF TRUSTEE OR BONDHOLDERS. Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Bondholders or any expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Bondholders under any of the provisions of this Indenture or the Bonds.

                                 ARTICLE TWELVE.

                             Supplemental Indentures

         12.01. PURPOSES FOR WHICH SUPPLEMENTAL INDENTURES MAY BE EXECUTED WITHOUT CONSENT OF BONDHOLDERS. The Company, when authorized by a resolution of the Board of Directors, and the Trustee, may, from time to time and at any time, enter into an indenture or indentures supplemental hereto in form satisfactory to the Trustee for one or more of the following purposes:

         (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by successor corporations of the covenants, agreements and obligations of the Company pursuant to Article Thirteen hereof;

         (b) to add the covenants of the Company such further covenants, restrictions, conditions or provisions as the Board of Directors and the Trustee shall consider to be for the protection of the holders of Bonds, and to make the occurrence, or the occurrence and continuance of, a default in any of such additional covenants, restrictions, conditions or provisions an additional Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenants, restrictions, conditions or provisions, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an additional Event of Default as may limit the remedies available to the Trustee upon such additional Event of Default or may limit the right of the holders of a majority in aggregate principal amount of the Bond to waive such additional Event of Default;

         (c) to comply with any federal or state law concerning indentures or bonds or to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors and the Trustee may deem necessary and which shall not be inconsistent with the provisions of this Indenture or of any supplemental indenture and which shall not materially adversely affect the interests of the holders of the Bonds;

         (d) to recite an issuance of additional Bonds of any series or to provide for the creation of any series of Bonds.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to the provisions of 9.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Bonds at the time outstanding, notwithstanding any of the provisions of 12.02 hereof.

         12.02. MODIFICATION OF INDENTURE BY SUPPLEMENTAL INDENTURE EXECUTED WITH CONSENT OF BONDHOLDERS. With the consent (evidenced as provided in 10.01 hereof) of the holders of not less than a majority in aggregate principal amount of the Bonds at the time outstanding, the Company, when authorized by a resolution of the Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Bonds; provided, however, that no such supplemental indenture shall (a) extend the fixed maturity of any Bond or reduce the interest rate applicable to the bonds or extend the time of payment of interest thereon or reduce the principal amount thereof so as to affect the Bonds adversely, or (b) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such modification, without the consent of the holder of each Bond so affected. Upon the request of the Company, accompanied by a copy of a resolution of the Board of Directors certified by the Secretary or any Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Bondholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affect the trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the Bondholders under this 12.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         12.03. NOTATION ON BONDS IN RESPECT OF SUPPLEMENTAL INDENTURES. Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new bonds so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Bonds then outstanding.

                                ARTICLE THIRTEEN.

                         Consolidation, Merger and Sale

         13.01. CONSOLIDATION, MERGER, SALE AND LEASE BY COMPANY PERMITTED UNDER CERTAIN CIRCUMSTANCES; ASSUMPTION OF BONDS AND INDENTURE BY SUCCESSOR CORPORATION. Nothing contained in this Indenture or in any of the Bonds shall prevent any consolidation or merger of the Company with or into any other corporation or corporations, or successive consolidations or mergers to which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance or lease of the property of the Company as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however, and the Company hereby covenants and agrees that, upon any such consolidation, merger, sale or conveyance, or upon any such lease the term of which extends beyond the final date of maturity of the Bonds, the due and punctual payment of the principal of and interest on all of the Bonds according to their tenor and the due and punctual performance of all the covenant and conditions of this Indenture to be performed by the Company shall be expressly assumed by supplemental indenture, satisfactory in form to the Trustee, by the corporation formed by such consolidation, or into which the Company shall have been merged, or which shall have acquired such property, or the lessee corporation; provided, however, that no such lease shall have the effect of relieving the Company from any of its obligations hereunder or on the Bonds.

         In case of any such consolidation, merger, sale, lease or conveyance, and upon any such assumption by the successor corporation the successor corporation or lessee corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the party of the first part. Such successor corporation or lessee corporation thereupon may cause to be executed, and may issue, either in its own name or in the name of the Company, any or all of such Bonds issuable hereunder which theretofore shall not have been executed by the Company and delivered to the Trustee; and, upon the order of said successor corporation or lessee corporation, in lieu of the Company, and subject to all the terms, conditions and limitations herein prescribed, the Trustee shall authenticate and shall deliver any such Bonds which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Bonds which such successor corporation or lessee corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Bonds so issued shall in all respects have the same legal rank and benefit under this Indenture as the Bonds theretofore or thereafter issued in accordance with the terms of this Indenture as though all of said Bonds had been issued at the date of the execution hereof.

         13.02. OPINION OF COUNSEL TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provision of 9.01 hereof, may receive an Opinion of Counsel as conclusive evidence that any such assumption complies with the provisions of this Article.

                                ARTICLE FOURTEEN.

            Satisfaction and Discharge of Indenture: Unclaimed Moneys

         14.01. SATISFACTION AND DISCHARGE OF INDENTURE. If at any time (a) the Company shall have delivered to the Trustee cancelled or for cancellation all Bonds theretofore authenticated (other than any Bonds which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in 2.06), or (b) all such Bonds not theretofore delivered to the Trustee cancelled or for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount sufficient to pay at maturity or upon redemption all such Bonds not theretofore delivered to the Trustee cancelled or for cancellation, including principal and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, and the trustee, on demand of and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Bonds.

         14.02. APPLICATION BY TRUSTEE OF FUNDS DEPOSITED FOR PAYMENT OF BONDS. All moneys deposited with the Trustee pursuant to 14.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular Bonds for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium (if any).

         14.03. REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture, all moneys then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

         14.04. RETURN OF MONEYS HELD BY TRUSTEE AND UNCLAIMED AFTER SIX YEARS. Any moneys deposited with or paid to the Trustee pursuant to any provision of this Article or of Article Five hereof and not applied, but remaining unclaimed by the holders of Bonds for six years after the date upon which the principal and or interest on such Bonds shall have become due and payable, shall be repaid to the Company by the Trustee on demand; and the holder of any of the Bonds shall thereafter look only to the Company for any payment which such holder may be entitled to collect.

                                ARTICLE FIFTEEN.

         Immunity of Incorporators, Stockholders, Directors and Officers

         15.01. PERSONAL IMMUNITY FROM LIABILITY OF INCORPORATORS, STOCKHOLDERS, DIRECTORS AND OFFICERS. No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Bond, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present, or future stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution or statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood and agreed that this Indenture and the Bonds are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this indenture or in any of the Bonds, or implied therefrom; and that any and all such personal liability of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, are hereby expressly waived as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Bonds.

                                ARTICLE SIXTEEN.

                            Miscellaneous Provisions

         16.01. BENEFITS OF INDENTURE RESTRICTED TO PARTIES AND HOLDERS OF BONDS. Nothing in this Indenture, or in the Bonds, express or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto and the Bondholders, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; and, subject to the provisions of Article Fifteen and 12.02, all its covenants, conditions and provisions shall be for the sole benefit of the parties hereto and of the holders of the Bonds.

         16.02. NOTICES AND DEMANDS ON COMPANY AND ON TRUSTEE. Subject to the provisions of 4.04 hereof, any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by holders of Bonds on the company may be given or served by delivering the same at the office of the Company to the attention of the President of the Company at 205 F Street, PO Box 426, Phillipsburg, Kansas, until another address is filed by the Company with the Trustee for the purpose of this Section. Any notice, request of demand by any Bondholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for the purposes, if given or made to the Principal Corporate Trust Office of the Trustee.

         16.03. DEFAULT WAIVED AS PERMITTED BY INDENTURE DEEMED TO HAVE BEEN CURED. Whenever any Event of Default hereunder shall have been waived as permitted by this Indenture, said Event of Default shall for all purposes of the Bonds and this Indenture be deemed to have been cured and to be not continuing.

         16.04. CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT OF 1939. If and to the extent that any provision of this Indenture limits, qualifies, or conflicts with another provision of this Indenture required to be included herein by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

         16.05. TIME FOR CERTAIN PAYMENTS AND CONVERSIONS EXTENDED IF NOMINAL DATE IS A SUNDAY, HOLIDAY, ETC. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds shall be a Sunday or a legal holiday or a date on which banking institutions in the city in which the bonds are then payable are authorized by law to close, then payment of interest or principal may be made on the next succeeding business day with the same force and effect as if made on the nominal date and in the case of payment no interest shall accrue for the period after such nominal date.

         16.06. LAWS OF KANSAS TO GOVERN. This Indenture and each Bond issued hereunder shall for all purposes be construed in accordance with laws of the State of Kansas.

         16.07. OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL TO BE FURNISHED. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relative to such particular application or demand, no additional certificate or opinion need be furnished.

         16.08. COUNTERPARTS; ACCEPTANCE OF TRUST BY TRUSTEE. This Indenture may be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument. The First National Bank and Trust of Phillipsburg, Kansas, the party hereto of the second part, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinbefore set forth.

         IN WITNESS WHEREOF, Brooke Credit Corporation, the party of the first part, has caused this Indenture to be signed by its President and its corporate seal to be affixed hereunto and attested by its Secretary, and First National Bank and Trust of Phillipsburg, KS, the party of the second part, has caused this Indenture to be signed by its President and its corporate seal to be affixed hereunto and attested by its Cashier, all as of the day and year first above written,

                                        Brooke Credit Corporation


                                        By /s/ Michael Hess
                                           ------------------------------
                                        President

(Corporate)

Attest:


/s/ James L. Bush
-----------------------------
Secretary

                                        The First National Bank and Trust


                                        By /s/ Charles I. Moyer
                                           -------------------------------

(Corporate)

Attest:


/s/ Stacye Redlinger
------------------------------
Secretary

STATE OF KANSAS            )
                           )ss.
COUNTY OF PHILLIPS         )

         On this 29th day of August, 1997, before me personally came Michael Hess to me known, who, being by me duly sworn, did depose and say that he is President of Brooke Credit Corp., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that he signed his name thereto by like order.


                                         /s/ Amy J. Van Roekel
                                         ---------------------------------
                                                   Notary Public

My Commission Expires:


May 3, 2000
-----------------------------------


STATE OF KANSAS            )
                           )ss.
COUNTY OF PHILLIPS         )

         On this 5th day of September, 1997, before me personally came Charles
I. Moyer, to me known, who, being by me duly sworn, did depose and say that he is Chairman/CEO of the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed by his name thereto by like authority.


                                         /s/ Dennis L. Deschner
                                         ----------------------------------
                                                   Notary Public

My Commission Expires:


November 20, 2000
----------------------------